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EXHIBIT 99.1

                         CERTIFICATE OF NURESCELL INC.
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                            PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         I, Lawrence Shatsoff, President and Chief Financial Officer of Nurescell Inc. (the "Company"), do hereby certify, pursuant to Section 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003                               /s/ LAWRENCE SHATSOFF
                                                   -----------------------------
                                                   President and Chief Financial
                                                   Officer